Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

NET SALES FROM CONTINUING OPERATIONS

QUARTERLY SALES TREND ANALYSIS

($ in millions)

Net Sales	2005							2006							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$3,578	$3,886	$7,464	$3,778	$11,242	$4,012	$15,254	$3,700	$3,859	$7,559	$3,154	$10,713	$3,148	$13,861	-22%	-9%
US Pharmaceuticals	1,767	2,084	3,851	2,069	5,920	2,220	8,140	2,064	2,197	4,261	1,609	5,870	1,501	7,371	-32%	-9%
Primary Care	1,258	1,539	2,797	1,486	4,283	1,653	5,936	1,409	1,441	2,850	819	3,669	648	4,317	-61%	-27%
Oncology/Virology	348	345	693	370	1,063	391	1,454	419	458	877	494	1,371	525	1,896	34%	30%
Neuroscience	161	200	361	213	574	176	750	231	280	511	262	773	297	1,070	69%	43%
Immunoscience	—	—	—	—	—	—	—	5	18	23	34	57	31	88	—	—
Europe and Middle East Medicines	1,201	1,112	2,313	1,030	3,343	1,053	4,396	1,024	1,000	2,024	886	2,910	934	3,844	-11%	-13%
Latin America/Canada	258	306	564	285	849	325	1,174	288	303	591	300	891	306	1,197	-6%	2%
Asia/Pacific Medicines	157	161	318	176	494	171	665	149	163	312	170	482	176	658	3%	-1%
Japan Medicines	142	168	310	166	476	183	659	130	157	287	148	435	173	608	-5%	-8%

Nutritionals	526	548	1,074	547	1,621	584	2,205	565	582	1,147	582	1,729	618	2,347	6%	6%

Other Health Care	428	455	883	442	1,325	423	1,748	411	430	841	418	1,259	447	1,706	6%	-2%
ConvaTec	228	247	475	250	725	267	992	230	262	492	265	757	291	1,048	9%	6%
Medical Imaging	145	151	296	150	446	156	602	181	168	349	153	502	156	658	—	9%
Consumer Medicines	55	57	112	42	154	—	154	—	—	—	—	—	—	—	—	-100%

Total Company	$4,532	$4,889	$9,421	$4,767	$14,188	$5,019	$19,207	$4,676	$4,871	$9,547	$4,154	$13,701	$4,213	$17,914	-16%	-7%

% of Total Sales	2005							2006							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	79.0%	79.5%	79.2%	79.3%	79.2%	79.9%	79.4%	79.1%	79.2%	79.2%	75.9%	78.2%	74.7%	77.4%	(520)	(200)
US Pharmaceuticals	39.0%	42.6%	40.9%	43.4%	41.7%	44.2%	42.4%	44.1%	45.1%	44.6%	38.7%	42.8%	35.6%	41.1%	(860)	(130)
Primary Care	27.8%	31.4%	29.7%	31.2%	30.2%	32.9%	30.9%	30.1%	29.6%	29.9%	19.7%	26.8%	15.4%	24.1%	(1750)	(680)
Oncology/Virology	7.7%	7.1%	7.4%	7.8%	7.5%	7.8%	7.6%	9.0%	9.4%	9.2%	11.9%	10.0%	12.5%	10.5%	470	290
Neuroscience	3.5%	4.1%	3.8%	4.4%	4.0%	3.5%	3.9%	4.9%	5.7%	5.3%	6.3%	5.6%	7.0%	6.0%	350	210
Immunoscience	—	—	—	—	—	—	—	0.1%	0.4%	0.2%	0.8%	0.4%	0.7%	0.5%	70	50
Europe and Middle East Medicines	26.5%	22.7%	24.6%	21.6%	23.6%	21.0%	22.9%	21.9%	20.5%	21.2%	21.3%	21.2%	22.2%	21.5%	120	(140)
Latin America/Canada	5.7%	6.3%	6.0%	6.0%	6.0%	6.5%	6.1%	6.2%	6.2%	6.2%	7.2%	6.5%	7.3%	6.7%	80	60
Asia/Pacific Medicines	3.5%	3.3%	3.4%	3.7%	3.5%	3.4%	3.5%	3.2%	3.4%	3.3%	4.1%	3.5%	4.2%	3.7%	80	20
Japan Medicines	3.1%	3.4%	3.3%	3.5%	3.3%	3.7%	3.4%	2.8%	3.2%	3.0%	3.6%	3.2%	4.1%	3.4%	40	—
Nutritionals	11.6%	11.2%	11.4%	11.5%	11.4%	11.7%	11.5%	12.1%	12.0%	12.0%	14.0%	12.6%	14.7%	13.1%	300	160

Other Health Care	9.4%	9.3%	9.4%	9.2%	9.4%	8.4%	9.1%	8.8%	8.8%	8.8%	10.1%	9.2%	10.6%	9.5%	220	40
ConvaTec	5.0%	5.0%	5.1%	5.2%	5.1%	5.3%	5.2%	4.9%	5.4%	5.2%	6.4%	5.5%	6.9%	5.8%	160	60
Medical Imaging	3.2%	3.1%	3.1%	3.1%	3.2%	3.1%	3.1%	3.9%	3.4%	3.6%	3.7%	3.7%	3.7%	3.7%	60	60
Consumer Medicines	1.2%	1.2%	1.2%	0.9%	1.1%	—	0.8%	—	—	—	—	—	—	—	—	(80)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2006

($ in millions)

QUARTER-TO-DATE

	Pharmaceuticals Group	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Continuing Operations
Price Increases/(Decreases)	—	3%	1%	-1%	—	—

Foreign Exchange	1%	2%	4%	1%	—	2%

Volume	-23%	1%	4%	—	—	-18%

Total Change	-22%	6%	9%	—	—	-16%

Total 2006 Period to Date Sales	$3,148	$618	$291	$156	$—	$4,213

Total 2005 Period to Date Sales	$4,012	$584	$267	$156	$—	$5,019

YEAR-TO-DATE

	Pharmaceuticals Group	Nutritionals	Convatec	Medical Imaging	Consumer Medicines	Continuing Operations
Price Increases/(Decreases)	2%	3%	—	-2%	—	2%

Foreign Exchange	—	1%	1%	—	—	—

Volume	-11%	2%	5%	11%	-100%	-9%

Total Change	-9%	6%	6%	9%	-100%	-7%

Total 2006 Period to Date Sales	$13,861	$2,347	$1,048	$658	$—	$17,914

Total 2005 Period to Date Sales	$15,254	$2,205	$992	$602	$154	$19,207

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

CONTINUING OPERATIONS

($ in millions, except per share amounts)

	2005							2006								% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,532	$4,889	$9,421	$4,767	$14,188	$5,019	$19,207	$4,676	$4,871	$9,547	$4,154	$13,701	$4,213		$17,914	-16%	-7%

Cost of products sold	1,367	1,483	2,850	1,483	4,333	1,595	5,928	1,476	1,568	3,044	1,465	4,509	1,447		5,956	-9%	0%
Marketing, selling and administrative	1,183	1,268	2,451	1,286	3,737	1,369	5,106	1,238	1,181	2,419	1,189	3,608	1,311		4,919	-4%	-4%
Advertising and product promotion	318	365	683	349	1,032	444	1,476	295	352	647	286	933	418		1,351	-6%	-8%
Research and development	653	649	1,302	669	1,971	775	2,746	750	740	1,490	756	2,246	821		3,067	6%	12%
Provision for restructuring, net	3	2	5	(5)	—	32	32	1	3	4	2	6	53		59	66%	84%
Litigation (income)/charges, net	124	(26)	98	(26)	72	197	269	(21)	(14)	(35)	(9)	(44)	346		302	76%	12%
Gain on sale of business and product asset	—	—	—	(569)	(569)	—	(569)	(200)	—	(200)	—	(200)	—		(200)	—	65%
Equity in net income of affiliates	(69)	(87)	(156)	(84)	(240)	(94)	(334)	(93)	(125)	(218)	(118)	(336)	(138)		(474)	-47%	-42%
Other (income)/expense, net	25	105	130	38	168	(131)	37	37	56	93	(34)	59	240		299	*	*

Total expenses	3,604	3,759	7,363	3,141	10,504	4,187	14,691	3,483	3,761	7,244	3,537	10,781	4,498		15,279	7%	4%

(Loss)/Earnings from Continuing Operations Before Minority Interest and Income Taxes	928	1,130	2,058	1,626	3,684	832	4,516	1,193	1,110	2,303	617	2,920	(285)		2,635	-134%	-42%

(Benefit)/Provision for income taxes	268	(21)	247	507	754	178	932	328	256	584	193	777	(167)		610	-194%	-35%
Minority interest, net of taxes	122	160	282	155	437	155	592	151	187	338	86	424	16		440	-90%	-26%

(Loss)/Earnings from Continuing Operations	$538	$991	$1,529	$964	$2,493	$499	$2,992	$714	$667	$1,381	$338	$1,719	($134)		$1,585	-127%	-47%

Interest expense on conversion of convertible debt bonds, net of tax	4	5	9	6	15	7	22	8	8	16	9	25	—	(1)	— (2)

(Loss)/Earnings from continuing operations used for diluted earnings per common share calculation	$542	$996	$1,538	$970	$2,508	$506	$3,014	$722	$675	$1,397	$347	$1,744	($134	)(1)	$1,585 (2)

Diluted (Loss)/Earnings per Common Share Continuing Operations**	$0.27	$0.50	$0.78	$0.49	$1.27	$0.26	$1.52	$0.36	$0.34	$0.70	$0.17	$0.88	($0.07	)(1)	$0.81 (2)	-127%	-47%

Average Common Shares Outstanding - Diluted	1,981	1,984	1,982	1,984	1,983	1,983	1,983	1,988	1,994	1,992	1,992	1,991	1,961	(1)	1,963 (2)	-1%	-1%
Dividends declared per common share	$0.28	$0.28	$0.56	$0.28	$0.84	$0.28	$1.12	$0.28	$0.28	$0.56	$0.28	$0.84	$0.28		$1.12	—	—

% of Net Sales	2005							2006								Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	69.8%	69.7%	69.7%	68.9%	69.5%	68.2%	69.1%	68.4%	67.8%	68.1%	64.7%	67.1%	65.7%		66.8%	(250)	(230)

Cost of products sold	30.2%	30.3%	30.3%	31.1%	30.5%	31.8%	30.9%	31.6%	32.2%	31.9%	35.3%	32.9%	34.3%		33.2%	250	230
Marketing, selling and administrative	26.1%	25.9%	26.0%	27.0%	26.3%	27.3%	26.6%	26.5%	24.2%	25.3%	28.6%	26.3%	31.1%		27.5%	380	90
Advertising and product promotion	7.0%	7.5%	7.2%	7.3%	7.3%	8.8%	7.7%	6.3%	7.2%	6.8%	6.9%	6.8%	9.9%		7.5%	110	(20)
Research and development	14.4%	13.3%	13.8%	14.0%	13.9%	15.4%	14.3%	16.0%	15.2%	15.6%	18.2%	16.4%	19.5%		17.1%	410	280
Total expenses	79.5%	76.9%	78.2%	65.9%	74.0%	83.4%	76.5%	74.5%	77.2%	75.9%	85.1%	78.7%	106.8%		85.3%	2,340	880

(Loss)/Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes	20.5%	23.1%	21.8%	34.1%	26.0%	16.6%	23.5%	25.5%	22.8%	24.1%	14.9%	21.3%	-6.8%		14.7%	(2,340)	(880)

(Loss)/Earnings from Continuing Operations	11.9%	20.3%	16.2%	20.2%	17.6%	9.9%	15.6%	15.3%	13.7%	14.5%	8.1%	12.5%	-3.2%		8.8%	(1,310)	(680)

Other Ratios
Effective Tax Rate	28.9%	-1.9%	12.0%	31.2%	20.5%	21.4%	20.6%	27.5%	23.1%	25.4%	31.3%	26.6%	58.6%		23.1%

Other (Income)/Expense, net	2005							2006								% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$97	$73	$170	$79	$249	$100	$349	$116	$124	$240	$130	$370	$128		$498	28%	43%
Interest income	(45)	(23)	(68)	(28)	(96)	(52)	(148)	(62)	(65)	(127)	(74)	(201)	(73)		(274)	-40%	-85%
Foreign exchange transaction (gains)/losses	12	35	47	—	47	11	58	(12)	23	11	(11)	—	6		6	-45%	-90%
Other (income)/expense, net	(39)	20	(19)	(13)	(32)	(190)	(222)	(5)	(26)	(31)	(79)	(110)	179		69	194%	131%

	$25	$105	$130	$38	$168	($131)	$37	$37	$56	$93	($34)	$59	$240		$299	*	*

*	in excess of +/- 200%
**	amounts may not calculate due to rounding differences between continuing and discontinued operations.
(1)	as a result of the Q4 2006 net loss, Diluted Average Common Shares Outstanding and Loss per Common Share are equal to Basic Average Common Shares Outstanding and Loss per Common Share.
(2)	assumed interest amount and the assumed conversion of convertible debt are not used for Diluted Earnings per Common Share calculation as the impact of convertible debt is not dilutive.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2005							2006							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total Company	$4,532	$4,889	$9,421	$4,767	$14,188	$5,019	$19,207	$4,676	$4,871	$9,547	$4,154	$13,701	$4,213	$17,914	-16%	-7%

PHARMACEUTICALS	3,578	3,886	7,464	3,778	11,242	4,012	15,254	3,700	3,859	7,559	3,154	10,713	3,148	13,861	-22%	-9%

Cardiovascular	1,712	2,031	3,743	1,935	5,678	2,090	7,768	1,917	1,907	3,824	1,239	5,063	1,093	6,156	-48%	-21%
Plavix	814	968	1,782	980	2,762	1,061	3,823	986	1,145	2,131	630	2,761	496	3,257	-53%	-15%
Pravachol	520	625	1,145	527	1,672	584	2,256	536	323	859	192	1,051	146	1,197	-75%	-47%
Avapro/ Avalide	196	258	454	251	705	277	982	233	280	513	277	790	307	1,097	11%	12%
Coumadin	49	50	99	57	156	56	212	55	55	110	53	163	57	220	2%	4%
Monopril	59	54	113	49	162	46	208	48	49	97	34	131	28	159	-39%	-24%

Virology	430	457	887	440	1,327	450	1,777	468	524	992	532	1,524	580	2,104	29%	18%
Reyataz	149	183	332	176	508	188	696	207	236	443	233	676	255	931	36%	34%
Sustiva Franchise*****	173	167	340	170	510	170	680	175	193	368	201	569	222	791	31%	16%
Zerit	59	59	118	51	169	47	216	40	41	81	38	119	36	155	-23%	-28%
Baraclude	—	5	5	2	7	5	12	11	14	25	22	47	36	83	***	***

Infectious Diseases	293	261	554	239	793	286	1,079	199	172	371	169	540	159	699	-44%	-35%
Cefzil	82	54	136	48	184	75	259	23	23	46	18	64	23	87	-69%	-66%

Oncology	387	371	758	380	1,138	395	1,533	361	401	762	399	1,161	394	1,555	—	1%
Erbitux	87	98	185	107	292	121	413	138	172	310	175	485	167	652	38%	58%
Taxol	205	186	391	175	566	181	747	147	149	296	137	433	130	563	-28%	-25%
Sprycel	—	—	—	—	—	—	—	—	—	—	11	11	14	25	—	—

Affective (Psychiatric) Disorders	232	284	516	306	822	267	1,089	323	376	699	354	1,053	404	1,457	51%	34%
Abilify**	188	240	428	260	688	224	912	283	324	607	313	920	362	1,282	62%	41%
EMSAM	—	—	—	—	—	—	—	—	12	12	3	15	3	18	—	—

Immunoscience	—	—	—	—	—	—	—	5	18	23	34	57	32	89	—	—
Orencia		—	—	—	—	—	—	5	18	23	34	57	32	89	—	—

Other Pharmaceuticals
Efferalgan	88	55	143	66	209	74	283	68	62	130	62	192	74	266	—	-6%

NUTRITIONALS	526	548	1,074	547	1,621	584	2,205	565	582	1,147	582	1,729	618	2,347	6%	6%
Enfamil	235	250	485	230	715	277	992	237	253	490	246	736	271	1,007	-2%	2%
Enfagrow	50	49	99	54	153	53	206	67	59	126	69	195	67	262	26%	27%

OTHER HEALTH CARE	428	455	883	442	1,325	423	1,748	411	430	841	418	1,259	447	1,706	6%	-2%

CONVATEC	228	247	475	250	725	267	992	230	262	492	265	757	291	1,048	9%	6%
Ostomy	127	139	266	139	405	145	550	123	141	264	139	403	151	554	4%	1%
Wound Therapeutics	97	103	200	104	304	112	416	98	107	205	113	318	123	441	10%	6%

MEDICAL IMAGING	145	151	296	150	446	156	602	181	168	349	153	502	156	658	—	9%
Cardiolite	102	108	210	106	316	100	416	103	105	208	97	305	103	408	3%	-2%

CONSUMER MEDICINES	55	57	112	42	154	—	154	—	—	—	—	—	—	—	—	-100%

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%
*****	Beginning in the third quarter of 2006, the Sustiva Franchise includes sales of branded Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. Atripla is sold through a joint venture with Gilead Sciences, Inc.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC* NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

																	% Change in U.S. Total Prescription****
	2005							2006							% Change		NPA		NGPS
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total Company	$2,310	$2,668	$4,978	$2,638	$7,616	$2,845	$10,461	$2,638	$2,806	$5,444	$2,170	$7,614	$2,115	$9,729	-26%	-7%

PHARMACEUTICALS	1,777	2,097	3,874	2,082	5,956	2,234	8,190	2,076	2,205	4,281	1,619	5,900	1,517	7,417	-32%	-9%

Cardiovascular	1,080	1,377	2,457	1,328	3,785	1,496	5,281	1,341	1,330	2,671	752	3,423	616	4,039	-59%	-24%
Plavix	673	823	1,496	833	2,329	906	3,235	850	988	1,838	474	2,312	343	2,655	-62%	-18%	-64%	-18%	-66%	-20%
Pravachol	258	353	611	297	908	366	1,274	302	128	430	73	503	50	553	-86%	-57%	-84%	-59%	-84%	-59%
Avapro/ Avalide	102	157	259	147	406	168	574	139	167	306	159	465	182	647	8%	13%	2%	4%	1%	2%
Coumadin	42	42	84	49	133	50	183	47	46	93	45	138	48	186	-4%	2%	-19%	-21%	-18%	-22%
Monopril	3	2	5	1	6	3	9	2	1	3	—	3	(7)	(4)	* **	-144%	-53%	-54%	-51%	-54%

Virology	231	231	462	239	701	244	945	259	270	529	292	821	327	1,148	34%	21%
Reyataz	92	98	190	105	295	110	405	119	122	241	129	370	144	514	31%	27%	20%	18%	15%	17%
Sustiva Franchise*****	103	97	200	101	301	102	403	108	115	223	128	351	144	495	41%	23%	21%	11%	20%	11%
Zerit	26	26	52	24	76	21	97	19	18	37	19	56	19	75	-10%	-23%	-27%	-30%	-28%	-30%
Baraclude	—	5	5	2	7	4	11	9	9	18	14	32	18	50	***	***	***	***	198%	***

Infectious Diseases	91	57	148	53	201	75	276	12	(3)	9	25	34	(31)	3	-141%	-99%
Cefzil	50	30	80	27	107	46	153	(5)	(1)	(6)	1	(5)	(5)	(10)	-111%	-107%	-97%	-91%	-97%	-91%

Oncology	115	112	227	131	358	144	502	159	187	346	201	547	195	742	35%	48%
Erbitux	87	97	184	106	290	121	411	136	172	308	173	481	165	646	36%	57%	N/A	N/A	N/A	N/A
Taxol	4	4	8	4	12	5	17	4	4	8	2	10	2	12	-60%	-29%	N/A	N/A	N/A	N/A
Sprycel	—	—	—	—	—	—	—	—	—	—	11	11	11	22	—	—	N/A	N/A	N/A	N/A

Affective (Psychiatric) Disorders	167	206	373	221	594	183	777	237	286	523	266	789	302	1,091	65%	40%
Abilify**	161	200	361	214	575	175	750	231	267	498	260	758	294	1,052	68%	40%	17%	21%	17%	21%
EMSAM	—	—	—	—	—	—	—	—	12	12	3	15	3	18	—	—	N/A	N/A	N/A	N/A

Immunoscience	—	—	—	—	—	—	—	5	18	23	34	57	31	88	—	—
Orencia	—	—	—	—	—	—	—	5	18	23	34	57	31	88	—	—	N/A	N/A	N/A	N/A

Other Pharmaceuticals
Efferalgan	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	N/A	N/A

NUTRITIONALS	255	267	522	266	788	282	1,070	247	282	529	267	796	295	1,091	5%	2%
Enfamil	162	171	333	168	501	184	685	155	174	329	169	498	190	688	3%	—	N/A	N/A	N/A	N/A
Enfagrow	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	N/A	N/A	N/A	N/A

OTHER HEALTH CARE	242	253	495	252	747	225	972	231	226	457	215	672	232	904	3%	-7%

CONVATEC	66	71	137	82	219	93	312	73	85	158	84	242	101	343	9%	10%
Ostomy	34	38	72	43	115	46	161	34	41	75	39	114	45	159	-2%	-1%	N/A	N/A	N/A	N/A
Wound Therapeutics	30	29	59	34	93	40	133	30	34	64	36	100	43	143	8%	8%	N/A	N/A	N/A	N/A

MEDICAL IMAGING	124	127	251	129	380	132	512	158	141	299	131	430	131	561	-1%	10%
Cardiolite	91	96	187	95	282	88	370	91	91	182	86	268	90	358	2%	-3%	N/A	N/A	N/A	N/A

CONSUMER MEDICINES	52	55	107	41	148	—	148	—	—	—	—	—	—	—	—	-100%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.

As a result, the sum of segment sales does not tie to Total Company sales.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%
****	The estimated total U.S. prescription growth for the retail and mail order channels are calculated based on National Prescription Audit (NPA) and Next-Generation Prescription Services (NGPS) data provided by IMS Health, a supplier of market research for the pharmaceutical industry. The NPA data is based on a simple average of the estimated number of prescriptions in the retail and mail order channels, and the NGPS data is based on a weighted average of the estimated number of prescription units (pills) in each of the retail and mail order channels as provided by IMS.
*****	Beginning in the third quarter of 2006, the Sustiva Franchise includes sales of branded Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. Atripla is sold through a joint venture with Gilead Sciences, Inc. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL* NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2005							2006							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total Company	$2,222	$2,221	$4,443	$2,129	$6,572	$2,174	$8,746	$2,038	$2,065	$4,103	$1,984	$6,087	$2,098	$8,185	-3%	-6%

PHARMACEUTICALS	1,801	1,789	3,590	1,696	5,286	1,778	7,064	1,624	1,654	3,278	1,535	4,813	1,631	6,444	-8%	-9%

Cardiovascular	632	654	1,286	607	1,893	594	2,487	576	577	1,153	487	1,640	477	2,117	-20%	-15%
Plavix	141	145	286	147	433	155	588	136	157	293	156	449	153	602	-1%	2%
Pravachol	262	272	534	230	764	218	982	234	195	429	119	548	96	644	-56%	-34%
Avapro/Avalide	94	101	195	104	299	109	408	94	113	207	118	325	125	450	15%	10%
Coumadin	7	8	15	8	23	6	29	8	9	17	8	25	9	34	50%	17%
Monopril	56	52	108	48	156	43	199	46	48	94	34	128	35	163	-19%	-18%

Virology	199	226	425	201	626	206	832	209	254	463	240	703	253	956	23%	15%
Reyataz	57	85	142	71	213	78	291	88	114	202	104	306	111	417	42%	43%
Sustiva Franchise*****	70	70	140	69	209	68	277	67	78	145	73	218	78	296	15%	7%
Zerit	33	33	66	27	93	26	119	21	23	44	19	63	17	80	-35%	-33%
Baraclude	—	—	—	—	—	1	1	2	5	7	8	15	18	33	***	***

Infectious Diseases	202	204	406	186	592	211	803	187	175	362	144	506	190	696	-10%	-13%
Cefzil	32	24	56	21	77	29	106	28	24	52	17	69	28	97	-3%	-8%

Oncology	272	259	531	249	780	251	1,031	202	214	416	198	614	199	813	-21%	-21%
Erbitux	—	1	1	1	2	—	2	2	—	2	2	4	2	6	—	200%
Taxol	201	182	383	171	554	176	730	143	145	288	135	423	128	551	-27%	-25%
Sprycel	—	—	—	—	—	—	—	—	—	—	—	—	3	3	—	—

Affective (Psychiatric) Disorders	65	78	143	85	228	84	312	86	90	176	88	264	102	366	21%	17%
Abilify**	27	40	67	46	113	49	162	52	57	109	53	162	68	230	39%	42%
EMSAM	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Immunoscience	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—
Orencia	—	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—

Other Pharmaceuticals
Efferalgan	88	55	143	66	209	74	283	68	62	130	62	192	74	266	—	-6%

NUTRITIONALS	271	281	552	281	833	302	1,135	318	300	618	315	933	323	1,256	7%	11%
Enfamil	73	79	152	62	214	93	307	82	79	161	77	238	81	319	-13%	4%
Enfagrow	50	49	99	54	153	53	206	67	59	126	69	195	67	262	26%	27%

OTHER HEALTH CARE	186	202	388	190	578	198	776	180	204	384	203	587	215	802	9%	3%

CONVATEC	162	176	338	168	506	174	680	157	177	334	181	515	190	705	9%	4%
Ostomy	93	101	194	96	290	99	389	89	100	189	100	289	106	395	7%	2%
Wound Therapeutics	67	74	141	70	211	72	283	68	73	141	77	218	80	298	11%	5%

MEDICAL IMAGING	21	24	45	21	66	24	90	23	27	50	22	72	25	97	4%	8%
Cardiolite	11	12	23	11	34	12	46	12	14	26	11	37	13	50	8%	9%

CONSUMER MEDICINES	3	2	5	1	6	—	6	—	—	—	—	—	—	—	—	-100%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis.

As a result, the sum of segment sales does not tie to Total Company sales.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
***	In excess of +/- 200%
*****	Beginning in the third quarter of 2006, the Sustiva Franchise includes sales of branded Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. Atripla is sold through a joint venture with Gilead Sciences, Inc.

BRISTOL-MYERS SQUIBB COMPANY

U.S. PHARMACEUTICALS NET SALES

EXCLUDING ESTIMATED IMPACT OF LAUNCH OF GENERIC CLOPIDOGREL BISULFATE

($ in millions)

	2006	2005	% Change
	Q4	Q4	Qtr vs. Qtr
U.S Pharmaceuticals Net Sales

U.S Pharmaceuticals Net Sales as Reported	$1,501	$2,220	-32%

Estimated Impact of Launch of Generic Clopidogrel Bisulfate	700 to 750	—	—

U.S Pharmaceuticals Net Sales Excluding the Estimated Impact of Launch of Generic Clopidogrel Bisulfate	$2,201 to $2,251	$2,220	-1% to 1%

BRISTOL-MYERS SQUIBB COMPANY

GROSS MARGIN

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Net Sales	$4,676	$4,871	$4,154	$4,213	$17,914

Gross Profit
Gross Profit	$3,200	$3,303	$2,689	$2,766	$11,958

Specified items*	46	20	72	29	167

Gross Profit Excluding Specified Items	$3,246	$3,323	$2,761	$2,795	$12,125

Gross Margin %
Gross Margin %	68.4%	67.8%	64.7%	65.6%	66.8%

Specified items*	1.0%	0.4%	1.7%	0.7%	0.9%

Gross Margin Excluding Specified Items	69.4%	68.2%	66.4%	66.3%	67.7%

	2005
	Q1	Q2	Q3	Q4	TOTAL YEAR
Net Sales	$4,532	$4,889	$4,767	$5,019	$19,207

Gross Profit
Gross Profit	$3,165	$3,406	$3,284	$3,424	$13,279

Specified items*	13	21	35	33	102

Gross Margin Excluding Specified Items	$3,178	$3,427	$3,319	$3,457	$13,381

Gross Margin %
Gross Margin %	69.8%	69.7%	68.9%	68.2%	69.1%

Specified items*	0.3%	0.4%	0.7%	0.7%	0.5%

Gross Margin Excluding Specified Items	70.1%	70.1%	69.6%	68.9%	69.6%

*	Please refer to the Specified Item - QTD and YTD tabs for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

RESEARCH AND DEVELOPMENT EXPENSES

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Research and Development Expenses	$750	$740	$756	$821	$3,067

Specified items*	18	1	17	49	85

Research and Development Expenses Excluding Specified Items	$732	$739	$739	$772	$2,982

	2005
	Q1	Q2	Q3	Q4	TOTAL YEAR
Research and Development Expenses	$653	$649	$669	$775	$2,746

Specified items*	36	1	—	35	72

Research and Development Expenses Excluding Specified Items	$617	$648	$669	$740	$2,674

*	Please refer to the Specified Item - QTD and YTD tabs for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

EFFECTIVE TAX RATE

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Provision for Income Taxes
Provision/(Benefit) for Income Taxes	$328	$256	$193	$(167)	$610

Specified items*	(49)	(3)	(34)	196	110

Provision for Income Taxes Excluding Specified Items	$279	$253	$159	$29	$720

Earnings/(Loss) from Continuing Operations Before Minority Interest and Provision for Income Taxes	$1,193	$1,110	$617	$(285)	$2,635

Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,081	$1,120	$670	$425	$3,296

Effective Tax Rate
Effective Tax Rate from Continuing Operations	27.5%	23.1%	31.3%	58.6%	23.1%

Effective Tax Rate from Continuing Operations Excluding Specified Items	25.8%	22.6%	23.7%	6.8%	21.8%

	2005
	Q1	Q2	Q3	Q4	TOTAL YEAR
Provision for Income Taxes
Provision/(Benefit) for Income Taxes	$268	$(21)	$507	$178	$932

Specified items*	42	117	(202)	52	9

Provision for Income Taxes Excluding Specified Items	$310	$96	$305	$230	$941

Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes	$928	$1,130	$1,626	$832	$4,516

Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,102	$1,189	$1,062	$986	$4,339

Effective Tax Rate
Effective Tax Rate from Continuing Operations	28.9%	-1.9%	31.2%	21.4%	20.6%

Effective Tax Rate from Continuing Operations Excluding Specified Items	28.1%	8.1%	28.7%	23.3%	21.7%

*	Please refer to the Specified Item - QTD and YTD tabs for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings / (Loss) from Continuing Operations Before Minority Interest and Provision for Income Taxes	$1,193	$1,110	$617	($285)	$2,635

Specified items:
Gain on sale of product asset	(200)	—	—	—	(200)
Litigation matters	40	(14)	(29)	353	350
Insurance recoveries	(21)	—	(9)	(7)	(37)
Downsizing and streamlining of worldwide operations / other	69	24	91	131	315
Debt retirement costs				220	220
Claim for damages	—	—	—	13	13

Subtotal	(112)	10	53	710	661

Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,081	$1,120	$670	$425	$3,296

	2005
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes	$928	$1,130	$1,626	$832	$4,516
Specified items:
Gain on sale of equity investment	(18)	(9)	—	—	(27)
Litigation matters	124	269	—	197	590
Insurance recoveries	—	(295)	(26)	—	(321)
Provision for restructuring / other	68	94	31	95	288
Termination of muraglitizar agreement	—	—	—	(138)	(138)
Gain on sale of businesses	—	—	(569)	—	(569)

Subtotal	174	59	(564)	154	(177)

Earnings from Continuing Operations Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,102	$1,189	$1,062	$986	$4,339

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

	2006
	Q1	Q2	Q3	Q4	TOTAL YEAR *
Diluted Earnings / (Loss) per Common Share from Continuing Operations	$0.36	$0.34	$0.17	$(0.07)	$0.81
Specified items:
Gain on sale of product asset	(0.06)	—	—	—	(0.06)
Litigation matters	0.01	—	(0.01)	0.14	0.14
Insurance recoveries	(0.01)	—	—	—	(0.01)
Downsizing and streamlining of worldwide operations / other	0.02	0.01	0.04	0.05	0.12
Debt retirement costs	—	—	—	0.07	0.07
Tax item	—	—	0.02	—	0.02

Subtotal	(0.04)	0.01	0.05	0.26	0.28

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.32	$0.35	$0.22	$0.19	$1.09

	2005
	Q1	Q2	Q3	Q4	TOTAL YEAR *
Diluted Earnings per Common Share from Continuing Operations	$0.27	$0.50	$0.49	$0.26	$1.52

Specified items:
Gain on sale of equity investment	(0.01)	—	—	—	(0.01)
Litigation matters	0.05	0.10	—	0.06	0.22
Insurance recoveries	—	(0.09)	(0.01)	—	(0.10)
Provision for restructuring / other	0.03	0.03	0.02	0.03	0.10
Termination of muraglitizar agreement	—	—	—	(0.04)	(0.04)
Gain on sale of businesses	—	—	(0.19)	—	(0.19)
Tax items	—	(0.07)	—	—	(0.07)

Subtotal	0.07	(0.03)	(0.18)	0.05	(0.09)

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.34	$0.47	$0.31	$0.31	$1.43

*	quarterly amounts may not add to the annual total due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2006 AND 2005

($ in millions)

Three months ended December 31, 2006

	Cost of products sold	Research and development	Provision for restructuring, net	Litigation settlement (income)/ expense, net	Other expense	Total
Litigation Matters:
Pharmaceutical pricing and sales litigation	$—	$—	$—	$353	$—	$353
Claim for damages	—	—	—	—	13	13
Insurance recovery	—	—	—	(7)	—	(7)

	—	—	—	346	13	359

Other:
Debt retirement costs	—	—	—	—	220	220
Downsizing and streamlining of worldwide operations	—	—	53	—	—	53
Accelerated depreciation and asset impairment	29	14	—	—	—	43
Milestone payments	—	35	—	—	—	35

	$29	$49	$53	$346	$233	710

Income taxes on items above						(196)

Reduction to Net Earnings from Continuing Operations						$514

Three months ended December 31, 2005

	Cost of products sold	Research and development	Provision for restructuring and other items, net	Litigation settlement expense	Other income	Total
Litigation Matters:
Private litigation and governmental investigations	$—	$—	$—	$185	$—	$185
Pharmaceutical pricing and sales litigation	—	—	—	12	—	12

	—	—	—	197	—	197

Other:
Downsizing and streamlining of worldwide operations	1	14	32	—	—	47
Accelerated depreciation and asset impairment	27	12	—	—	—	39
Upfront and milestone payments	—	9	—	—	—	9
Termination of muraglitazar agreement	5	—	—	—	(143)	(138)

	$33	$35	$32	$197	$(143)	154

Income taxes on items above						(52)

Reduction to Net Earnings from Continuing Operations						$102

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006 AND 2005

($ in millions)

Twelve months ended December 31, 2006

	Cost of products sold	Research and development	Marketing, selling and administrative	Provision for restructuring, net	Litigation settlement (income)/ expense, net	Other expense	Gain on sale of product asset	Total
Litigation Matters:
Pharmaceutical pricing and sales litigation	$—	$—	$—	$—	$353	$—	$—	$353
Product liability	—	—	—	—	—	11	—	11
Claim for damages	—	—	—	—	—	13	—	13
Commercial litigations	—	—	—	—	(14)	—	—	(14)
Insurance recovery	—	—	—	—	(37)	—	—	(37)

	—	—	—	—	302	24	—	326

Other:
Debt retirement costs	—	—	—	—	—	220	—	220
Accelerated depreciation, asset impairment and contract termination	167	15	4	—	—	—	—	186
Upfront and milestone payments	—	70	—	—	—	—	—	70
Downsizing and streamlining of worldwide operations	—	—	—	59	—	—	—	59
Gain on sale of product asset	—	—	—	—	—	—	(200)	(200)

	$167	$85	$4	$59	$302	$244	$(200)	661

Income taxes on items above								(149)
Change in estimate for taxes on prior year items								39

Reduction to Net Earnings from Continuing Operations								$551

Twelve months ended December 31, 2005

	Cost of products sold	Research and development	Provision for restructuring, net	Gain on sale of business	Litigation settlement expense/ (income), net	Other (income)/ expense, net	Total
Litigation Matters:
Private litigations and governmental investigations	$—	$—	$—	$—	$558	$—	$558
ERISA liability and other matters	—	—	—	—	20	—	20
Pharmaceutical pricing and sales litigation	—	—	—	—	12	—	12
Insurance recoveries	—	—	—	—	(321)	—	(321)

	—	—	—	—	269	—	269
Other:
Accelerated depreciation and asset impairment	96	14	—	—	—	—	110
Debt retirement costs	—	—	—	—	—	69	69
Downsizing and streamlining of worldwide operations	1	14	32	—	—	—	47
Upfront and milestone payments	—	44	—	—	—	—	44
Loss on sale of fixed assets	—	—	—	—	—	18	18
Gain on sale of equity investment	—	—	—	—	—	(27)	(27)
Termination of muraglitazar agreement	5	—	—	—	—	(143)	(138)
Gain on sale of Consumer Medicines businesses	—	—	—	(569)	—	—	(569)

	$102	$72	$32	$(569)	$269	$(83)	(177)

Income taxes on items above							126
Adjustment to taxes on repatriation of foreign earnings							(135)

Increase to Net Earnings from Continuing Operations							$(186)

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006
Cash, cash equivalents and marketable debt securities	$5,982	$3,040	$3,781	$5,799	$5,281	$5,357	$5,505	$4,013
Short-term borrowings	244	292	277	231	234	189	630	187
Long-term debt	8,326	6,008	5,895	8,364	8,278	8,239	7,837	7,275

Net debt	$2,588	$3,260	$2,391	$2,796	$3,231	$3,071	$2,962	$3,449

Receivables, net of allowances	$3,647	$3,315	$3,305	$3,378	$3,236	$3,326	$2,945	$3,247
Stockholders’ equity	10,381	10,801	11,268	11,208	11,556	11,712	11,589	9,991	(1)
Capital expenditures and capitalized software (for the quarter ended)	181	171	185	201	202	160	199	224

(1)	Includes the impact of the adoption of SFAS 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)”

BRISTOL-MYERS SQUIBB COMPANY

2007 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2007
Projected Diluted Earnings per Common Share from Continuing Operations	$1.12 to $1.22
Projected Specified Items:
Upfront and milestone payments	0.05
Downsizing and streamlining of worldwide operations	0.03

Total	0.08

Projected Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$1.20 to $1.30

Gross Margin/Tax Rate Projections Excluding Specified Items

Gross margin on a GAAP basis for the full year 2006 was 66.8%, which included specified items of $167 million and had a 0.9% adverse impact on gross margin in aggregate. On a non-GAAP basis, 2006 gross margin was 67.7%. On a non-GAAP basis, based on historical trends in 2006 the Company projects gross margin for the full year 2007 to be at least 100 basis points higher than 2006. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See Gross Margin non comparable tab.

Research and development expenses on a GAAP basis for the full year 2006 were $3,067 million, which included specified items of $85 million. On a non-GAAP basis, 2006 research and development expenses were $2,982 million. On a non-GAAP basis, based on historical trends in 2006 the Company projects research and development expenses for the full year 2007 to increase in the upper single digit range compared to 2006. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See R&D non comparable tab.

The effective tax rate on a GAAP basis in 2006 was 23.1%, which included specified items of $110 million, and had a 1.3% adverse impact on the effective tax rate in aggregate. On a non-GAAP basis, 2006 effective tax rate was 21.8%. On a non-GAAP basis, based on historical trends in 2006 the Company projects effective tax rate for the full year 2007 to be in line with the 2006 rate. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See Tax Rate non comparable tab.

The GAAP results for the full year 2007 would include specified items that may occur and impact results. These specified items could include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals and restructuring activities. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The Fourth Quarter and Twelve Months of 2006, January 25, 2007, including “2007 Guidance” and “Use of Non-GAAP Financial Information” therein.

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP 15 U.S. PHARMACEUTICAL PRODUCTS

IN THE U.S. WHOLESALER DISTRIBUTION CHANNEL

The following table sets forth, for each of the Company’s top 15 pharmaceutical products (based on 2005 annual net sales) and other products that the Company views as current and future growth drivers sold by the Company’s U.S. Pharmaceuticals business, the U.S. Pharmaceuticals net sales and the estimated number of months on hand of the applicable product in the U.S. wholesaler distribution channel for the quarters ended December 31, 2006 and 2005 and September 30, 2006 and 2005.

	December 31, 2006		September 30, 2006		December 31, 2005		September 30, 2005
	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand
	(Dollars in Millions)		(Dollars in Millions)		(Dollars in Millions)		(Dollars in Millions)
Abilify (total revenue)	$294	0.5	$260	0.5	$175	0.6	$214	0.9
Avapro/Avalide	182	0.5	159	0.4	168	0.6	147	0.5
Baraclude	18	0.7	14	0.6	4	0.7	2	1.2
Cefzil	(5)	21.7	1	29.2	46	0.7	27	0.7
Coumadin	48	0.8	45	0.7	50	0.8	49	0.6
Erbitux*	165	0.4	173	0.5	121	—	106	—
Glucophage Franchise	16	0.7	20	0.7	29	0.7	38	0.7
Kenalog	24	0.8	19	0.8	23	0.9	19	0.7
Orencia**	31	0.4	34	0.8	—	—	—	—
Paraplatin	6	5.8	5	1.5	5	0.9	9	1.1
Plavix	343	0.6	474	1.5	906	0.6	833	0.4
Pravachol	50	0.6	73	1.0	366	0.6	297	0.5
Reyataz	144	0.7	129	0.5	110	0.5	105	0.6
Sprycel	11	1.4	11	1.2	—	—	—	—
Sustiva Franchise (a) (total revenue)	144	0.7	128	0.5	102	0.6	101	0.6
Tequin	(10)	—	2	2.3	22	0.9	21	0.9
Videx/Videx EC	2	1.1	3	0.9	7	0.9	7	1.1
Zerit	19	0.9	19	0.7	21	0.8	24	0.8

For all products other than Erbitux and Orencia, the Company determines the above months on hand estimates by dividing the estimated amount of the product in the U.S. wholesaler distribution channel by the estimated amount of out-movement of the product from the U.S. wholesaler distribution channel over a period of 31 days, all calculated as described below. Factors that may influence the Company’s estimates include generic competition, seasonality of products, wholesaler purchases in light of increases in wholesaler list prices, new product launches, new warehouse openings by wholesalers and new customer stockings by wholesalers. In addition, such estimates are calculated using third party data, which represent their own record-keeping processes and as such, may also reflect estimates.

Estimates of product in the wholesaler distribution channel and out-movement are based on weekly information received directly from third-parties, and excludes any inventory held by intermediaries such as retailers and hospitals, and excludes goods in transit to such wholesalers. The Company determines the amount of out-movement of a product over a period of 31 days by using the most recent out-movement of a product as provided by these third parties, adjusted to reflect the Company’s estimate of goods in transit to these wholesalers. The Company estimates the amount of goods in transit by using information provided by these wholesalers with respect to their open orders and the Company’s records of sales to these wholesalers with respect to such open orders.

*	To help maintain the product quality of the Company’s biologic oncology product, Erbitux, the product was previously shipped only to end-users and not to other intermediaries (such as wholesalers) to hold for later sales. During 2004 and through May 2005, one of the Company’s wholesalers provided warehousing, packing and shipping services for Erbitux. Such wholesaler held Erbitux inventory on consignment and, under the Company’s revenue recognition policy, the Company recognized revenue when such inventory was shipped by the wholesaler to the end-user. Upon the divestiture of OTN in May 2005, the Company discontinued the consignment arrangement with the wholesaler and thereafter did not have Erbitux consignment inventory. Following the divestiture, the Company sold Erbitux to intermediaries (such as specialty oncology distributors) and shipped Erbitux directly to the end-users of the product who are the customers of those intermediaries. Beginning in the third quarter 2006, the Company expanded its distribution model to one of the Company’s wholesalers who then held Erbitux inventory beginning with the quarter ended September 30, 2006. The Company recognizes revenue upon such shipment consistent with its revenue recognition policy. The above estimate of months on hand was calculated by dividing the inventories of Erbitux held by the wholesaler for its own account as reported by the wholesaler as of the end of the quarter by the outmovements of the product reported by that wholesaler over the last 31 day period, not the Company’s net sales for the last calendar month of the quarter. The inventory levels reported by the wholesaler are a product of the wholesaler’s own record-keeping process.

**	Orencia was launched in February 2006. From launch through the second quarter, the Company distributed Orencia through an exclusive distribution arrangement with a single distributor. Following approval of the supplemental Biologics License Application (sBLA) that allows a third party to manufacture Orencia at an additional site, that arrangement recently terminated and the Company expanded its distribution network for Orencia to multiple distributors. The above estimates of months on hand were calculated by dividing the inventories of Orencia held by these distributors at the end of the quarter by the outmovement of the product over the last 31 day period, as reported by these distributors. The inventory on hand and outmovements reported by these distributors are a product of the distributors’ own record-keeping process.

(a)	Beginning in the third quarter of 2006, the Sustiva Franchise includes sales of branded Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The estimated months on hand of the product in the U.S. wholesale distribution channel only include branded Sustiva inventory.

BRISTOL-MYERS SQUIBB COMPANY

ESTIMATED MONTHS ON HAND OF TOP INTERNATIONAL PHARMACEUTICAL

AND WORLDWIDE NON-PHARMACEUTICAL PRODUCTS

The following table, which was posted on the Company’s website and furnished on Form 8-K on November 30, 2006, sets forth for each of the Company’s key products sold by the reporting segments listed below, the net sales of the applicable product for each of the quarters ended September 30, 2006 and 2005 and June 30, 2006 and 2005, and the estimated number of months on hand of the applicable product in the direct customer distribution channel for the reporting segment as of the end of each of the four quarters. The estimates of months on hand for key products described below for the International Pharmaceuticals reporting segment are based on data collected for all of the Company’s significant business units outside of the United States. For the other reporting segments, estimates are based on data collected for the United States and all significant business units outside of the United States.

	September 30, 2006		June 30, 2006		September 30, 2005		June 30, 2005
	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand	Net Sales	Months on Hand
	(Dollars in Millions)		(Dollars in Millions)		(Dollars in Millions)		(Dollars in Millions)
International Pharmaceuticals
Abilify (total revenue)	$53	0.6	$57	0.6	$46	0.8	$40	0.6
Avapro/Avalide	118	0.5	113	0.5	104	0.5	101	0.4
Baraclude	8	0.9	5	1.0	—	—	—	—
Bufferin	28	0.5	31	0.5	31	0.6	32	1.0
Capoten	28	0.8	31	0.9	38	0.9	42	0.8
Dafalgan	35	1.1	37	1.1	34	1.3	33	0.8
Efferalgan	62	0.9	62	0.9	66	1.1	55	0.5
Maxipime	40	0.7	43	0.8	40	0.7	52	0.8
Monopril	34	1.0	48	1.1	48	1.0	52	0.7
Paraplatin	27	0.6	29	0.6	33	0.6	34	0.6
Perfalgan	48	0.6	51	0.6	38	0.7	42	0.6
Plavix	156	0.6	157	0.5	147	0.6	145	0.5
Pravachol	119	0.7	195	1.4	230	0.8	272	0.7
Reyataz	104	1.1	114	0.7	71	0.9	85	0.8
Sustiva	73	0.5	78	0.5	69	0.6	70	0.6
Taxol	135	0.6	145	0.5	171	0.5	182	0.5
Videx/Videx EC	35	1.4	35	1.2	34	0.9	38	0.9
Nutritionals
Enfamil/Enfagrow	315	0.8	312	0.9	284	0.9	299	0.9
Nutramigen	50	1.0	54	1.0	44	1.1	47	1.0
Other Health Care
ConvaTec
Ostomy	139	0.9	141	1.0	139	0.9	139	0.9
Wound Therapeutics	113	0.9	107	0.9	104	0.8	103	0.8
Medical Imaging
Cardiolite	97	0.8	105	0.8	106	0.8	108	0.7

The above months on hand information represents the Company’s estimates of aggregate product level inventory on hand at direct customers divided by the expected demand for the applicable product. Expected demand is the estimated ultimate patient/consumer demand calculated based on estimated end-user consumption or direct customer out-movement data over the most recent 31 day period or other reasonable period. Factors that may affect the Company’s estimates include generic competition, seasonality of products, direct customer purchases in light of price increases, new product or product presentation launches, new warehouse openings by direct customers, new customer stockings by direct customers and expected direct customer purchases for governmental bidding situations.